UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HWH INTERNATIONAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HWH International Inc.

4800 Montgomery Lane, Suite 210,

Bethesda, MD 20814

November 4, 2024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 12, 2024

9:00 A.M. EASTERN STANDARD TIME

Dear Stockholder,

We cordially invite you to attend our 2024 Annual Meeting of Stockholders to be held at 9:00 A.M. Eastern Standard Time on December 12, 2024. The 2024 Annual Meeting of Stockholders will be held virtually via the Internet at www.virtualshareholdermeeting.com/HWH2024 (the “Annual Meeting”). Our annual meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. Instructions on how to participate in the Annual Meeting are posted on your proxy card and at www.proxyvote.com. You can attend the annual meeting online, vote your shares electronically and submit questions during the online meeting by visiting www.virtualshareholdermeeting.com/HWH2024. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world. The attached Notice of Annual Meeting and Proxy Statement describes the business we will conduct at the meeting and provides information about HWH International Inc. that you should consider when you vote your shares.

Your vote is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting (via the virtual meeting), please carefully review the enclosed Proxy Statement and then cast your vote.

We hope that you will join us virtually on December 12, 2024.

Sincerely,

/s/ Chan Heng Fai
Name: Chan Heng Fai
Title: Chairman of the Board

HWH INTERNATIONAL INC.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

Notice of 2024 Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting (the “Annual Meeting”) of Stockholders of HWH International Inc., a Delaware corporation (the “Company”), will be held on:

Date:	December 12, 2024

Time:	9 A.M. Eastern Standard Time

Place:	www.virtualshareholdermeeting.com/HWH2024

Purpose:	1.	To elect four (4) directors, each to hold office until the 2025 Annual Meeting of Stockholders and until his or her successor is elected and qualified;

	2.	To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2024; and

3.

To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation in order to permit the shareholders of the Company to take action by majority written consent (the “Written Consent Proposal”).

Record Date:	The Board of Directors has fixed the close of business on October 15, 2024, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

The Company has enclosed a copy of the proxy statement and the proxy card. The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at https://www.hwhintl.com/.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote as soon as possible by submitting your proxy. You may vote your proxy three different ways: by mail, via the Internet, or by telephone. You may also be entitled to vote in person (via the virtual meeting) at the meeting. Please refer to detailed instructions included in the accompanying proxy statement.

FOR THE BOARD OF DIRECTORS

/s/ Chan Heng Fai
Chan Heng Fai
Chairman of the Board

Bethesda, MD

November 4, 2024

TABLE OF CONTENTS

General Information	1
Proposal One – Election of Directors	3
Proposal Two – Ratification of the selection of Grassi & Co., CPAs, P.C.as our independent registered public accounting firm for the fiscal year ending December 31, 2024	10
Proposal Three – Approval of amendment to the Amended and Restated Certificate of Incorporation to allow for action by majority written consent of shareholders	12
Report of Audit Committee	12
Security Ownership of Certain Beneficial Owners and Management	12
Certain Relationships and Related Person Transactions	13
Executive Compensation	16
Other Matters	17

HWH International Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 12, 2024

GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of HWH International Inc., a Delaware corporation (“we,” “us,” or the “Company”), in connection with the solicitation by our Board of Directors of proxies for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is scheduled to be held at 9:00 A.M. Eastern Standard Time on December 12, 2024, at a virtual location. We anticipate that this Proxy Statement and the enclosed form of proxy will be mailed to stockholders on or about November 4, 2024.

At the Annual Meeting, stockholders will be asked to consider and vote upon: (1) the election of four (4) directors, each to hold office until the 2025 Annual Meeting of Stockholders and until his or her successor is elected and qualified; (2) the ratification of the selection of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and (3) an amendment of the Company’s Amended and Restated Certificate of Incorporation in order to permit the shareholders of the Company to take action by majority written consent (the “Written Consent Proposal”).

Voting Rights and Votes Required

The close of business on October 15, 2024, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on such date, we had outstanding and entitled to vote 22,257,838 shares of our common stock, par value $0.0001 per share. You may vote your shares of common stock in person (all references to “present” or “in person” in this proxy statement relate to the virtual presence at the Annual Meeting) or by proxy. You may submit your proxy by telephone, via the Internet or by completing the enclosed proxy card and mailing it in the envelope provided. Stockholders who hold shares in “street name” should refer to their proxy card or the information forwarded by their bank, broker or other nominee for instructions on the voting options available to them. To vote in person at the virtual meeting, you may attend the Annual Meeting and deliver your completed proxy card electronically or vote your shares electronically during the virtual meeting.

The presence at the Annual Meeting, whether in person or by valid proxy, a majority of the shares of our common stock entitled to vote will constitute a quorum, permitting us to conduct our business at the Annual Meeting. The record holder of each share of common stock entitled to vote at the Annual Meeting will have one vote for each share so held. Abstentions and broker non-votes will count for quorum purposes.

If a broker that is a record holder of common stock does not return a signed proxy, the shares of common stock represented by such proxy will not be considered present at the Annual Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of common stock does return a signed proxy, but is not authorized to vote on one or more matters (with respect to each such matter, a “broker non-vote”), the shares of common stock represented by such proxy will be considered present at the Annual Meeting for purposes of determining the presence of a quorum. A broker that is a member of the New York Stock Exchange is prohibited, unless the stockholder provides the broker with written instructions, from giving a proxy on non-routine matters. Consequently, your brokerage firm or other nominee will have discretionary authority to vote your shares with respect to routine matters but may not vote your shares with respect to non-routine matters.

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Election of Directors Proposal

Election of directors is a non-routine matter and brokers do not have discretionary authority to vote on this matter. If you hold shares in a brokerage account and wish to vote those shares on this proposal, then you should instruct on how to vote the shares using the voting instructions provided.

Directors are elected by a plurality of the votes cast when a quorum is present. Stockholders may not cumulate their votes. The four candidates receiving the highest number of votes will be elected. Because directors are elected by a plurality of the votes, votes withheld from a director nominee and broker non-votes will have no effect on the outcome of the vote.

Ratification of Independent Public Accounting Firm Proposal

The affirmative vote of a majority of the votes cast is required to approve the proposal to ratify the selection of our independent registered public accounting firm. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on this proposal, or do not specify your vote on this proposal when voting using the telephone or Internet, your shares will be voted “For” the ratification of the selection of our independent registered public accounting firm in accordance with the recommendations of the Board of Directors. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or Internet, it will have no effect.

We believe that the proposal to ratify the selection of our independent registered public accounting firm is deemed to be a “routine” matter. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on this proposal, your broker or nominee will have the discretion to vote your shares on this proposal.

Written Consent Proposal

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock is required to approve the Written Consent Proposal.

The Written Consent Proposal is a non-routine matter and brokers do not have discretionary authority to vote on this matter. If you hold shares in a brokerage account and wish to vote those shares on this proposal, then you should instruct on how to vote the shares using the voting instructions provided.

Voting of Proxies

Most stockholders have three ways to submit a proxy: by telephone, via the Internet or by completing the enclosed proxy card and mailing it in the envelope provided. To submit a proxy by telephone or via the Internet, follow the instructions set forth on each proxy card you receive. To submit a proxy by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you submit your proxy via the Internet or by telephone.

Our Board of Directors recommends a vote FOR the election of each director nominee, FOR the ratification of the selection of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and FOR the Written Consent Proposal.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised by providing written notice to our Secretary at HWH International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814, by delivery to us of a properly executed proxy bearing a later date, or by virtually attending the meeting and voting in person electronically at the Annual Meeting.

Solicitation of Proxies

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other nominees to reimburse them for their expenses in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our common stock. The solicitation will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of our common stock, and by our officers and other regular employees (at no additional compensation). We have not engaged a proxy solicitor to distribute our proxy materials and solicit proxies. Our officers and employees may solicit proxies from stockholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Annual Meeting.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Pursuant to our bylaws, our directors are elected at each annual meeting of stockholders, and serve until their successors are elected and qualified at the next annual meeting of stockholders, or until their prior death, resignation, retirement, disqualification or other removal.

Our Board of Directors currently consists of four directors. Our Board of Directors has nominated the four (4) persons listed in the table below for election as directors with terms expiring at the 2024 Annual Meeting of Stockholders. Accordingly, our stockholders may not vote their shares for a greater number of persons than the nominees named below. Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the four nominees, each to hold office until the 2025 Annual Meeting of Stockholders and until his or her successor is elected and qualified. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES.

All of our directors bring to our Board of Directors executive leadership experience from their service as executives and/or directors of our Company and/or other entities. The biography of each of the nominees below contains information regarding the person’s business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused our Board of Directors to determine that the person should serve as a director, given our business and structure.

Name	Age	Position(s) with HWH International Inc.	Served as Director From
Chan Heng Fai	79	Chairman of the Board	2021
Wong Tat Keung	54	Director	2022
William Wu	58	Director	2022
Wong Shui Yeung	54	Director	2022

Heng Fai Ambrose Chan. Mr. Chan has served as our Chairman since October of 2021, and served as our Chief Executive Officer from October of 2021 to January of 2024. Mr. Chan has over forty-five years of experience in the financial and equity investment industry. Mr. Chan is the founder of Alset Inc., a Nasdaq listed company, and has served as its Chairman of the Board and Chief Executive Officer since that company’s inception in March 2018. Mr. Chan is an expert in banking and finance. He has restructured numerous companies in various industries and countries during the past 40 years. Mr. Chan has served as the Chief Executive Officer of Alset International Limited, a SGX listed company, since April 2014. Mr. Chan joined the Board of Directors of Alset International Limited in May 2013. From 1995 to 2015, Mr. Chan served as Managing Chairman of Hong Kong-listed Zensun Enterprises Limited (formerly Heng Fai Enterprises Limited), an HKSE listed company and an investment holding company. Mr. Chan had previously served as a member of the Board of Zensun Enterprises Limited since September 1992 until June 2015. Mr. Chan was formerly the Managing Director of SingHaiyi Group Ltd. (now known as SingHaiyi Group Pte. Ltd.), a Singapore property development company formerly listed on the SGX, from March 2003 to September 2013, and the Executive Chairman of China Gas Holdings Limited, an HKSE listed company, and an investor and operator of the city gas pipeline infrastructure in China from 1997 to 2002. Mr. Chan has served as a non-executive director of DSS, Inc. since January 2017 and as Chairman of the Board since March 2019. Mr. Chan served as a member of the Board of Directors of OptimumBank Holdings, Inc. from June 2018 until April 2022. He has also served as a director of LiquidValue Development Inc. since January 2017 and as Chairman since December 2017. Mr. Chan has served as a director of Hapi Metaverse Inc. since October 2014 and as Chairman since July 2021. Mr. Chan has served as a member of the Board of Directors of Sharing Services Global Corporation since April of 2020. Mr. Chan has served as a member of the Board of Value Exchange International, Inc. since December 2021. Mr. Chan also served as a non-executive director of Holista CollTech Ltd. from July 2013 until June 2021.

Mr. Chan was formerly a director of Global Medical REIT Inc., a healthcare facility real estate company, from December 2013 to July 2015. He also served as a director of Skywest Ltd., a public Australian airline company from 2005 to 2006. Mr. Chan served as a member of the Board of Directors of RSI International Systems, Inc., the developer of RoomKeyPMS, a web-based property management system, from June 2014 to February 2019.

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Mr. Chan is the Chairman and Chief Executive Officer of Alset Inc., the majority owner of HWH’s parent company, Alset International Limited.

The board of directors appointed Mr. Chan in recognition of his abilities to assist the Company in expanding its business and the contributions he can make to the Company’s strategic direction.

Wong Tat Keung (Aston). Mr. Wong has served as a member of our Board of Directors since January of 2022. Mr. Wong has over 20 years’ experience in audit, accounting, taxation and business advisory. Mr. Wong has served as a director of Alset Inc. since November 2020. Since 2010, Mr. Wong has served as the director of Aston Wong CPA Limited. He has been an independent non-executive director of Alset International since January 2017, and a director of Alset Inc. since November 2020. Mr. Wong has been an independent non-executive director of Roma Group Limited, a valuation and technical advisory firm, since March 2016, and has served as an independent non-executive director of Lerthai Group Limited, a property, investment, management and development company, since December 2018. Previously, he served as the director and sole proprietor of Aston Wong & Co., a registered certified public accounting firm, from January 2006 to February 2010. From January 2005 to December 2005, he was a Partner at Aston Wong, Chan & Co., Certified Public Accountants. From April 2003 to December 2004, he served at Gary Cheng & Co., Certified Public Accountants as Audit Senior. He served as an Audit Junior to Supervisor of Hui Sik Wing & Co., certified public accountants from April 1993 to December 1999. He served as an independent non-executive director of SingHaiyi from July 2009 to July 2013 and ZH Holdings from December 2009 to July 2015. Mr. Wong is a Certified Public Accountant admitted to practice in Hong Kong. He is a Fellow Member of Association of Chartered Certified Accountants and an Associate Member of the Hong Kong Institute of Certified Public Accountants. He holds a Master in Business Administration degree (financial services) from the University of Greenwich, London, England.

Mr. Wong demonstrates extensive knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, making him well-qualified to serve as an independent member of the board. Mr. Wong serves on our Audit Committee and Compensation Committee.

William Wu. Mr. Wu has served as a member of our Board of Directors since January of 2022. Mr. Wu previously served as the Executive Director and Chief Executive Officer of Power Financial Group Limited from November 2017 to January 2019. Mr. Wu has served on the Board of Directors of Alset Inc. since November of 2020. Mr. Wu has served as an independent non-executive director of JY Grandmark Holdings Limited since November 2019. Mr. Wu has served as a member of the Board of Directors of DSS, Inc. since October of 2019. Mr. Wu has served as a Director of Asia Allied Infrastructure Holdings Limited since February 2015. Mr. Wu previously served as a Director and Chief Executive Officer of RHB Hong Kong Limited from April 2011 to October 2017. Mr. Wu served as the Chief Executive Officer of SW Kingsway Capital Holdings Limited (now known as Sunwah Kingsway Capital Holdings Limited) from April 2006 to September 2010. Mr. Wu holds a Bachelor of Business Administration degree and a Master of Business Administration degree of Simon Fraser University in Canada. He was qualified as a Chartered Financial Analyst of The Institute of Chartered Financial Analysts in 1996.

Mr. Wu previously worked for a number of international investment banks and possesses over 27 years of experience in the investment banking, capital markets, institutional broking and direct investment businesses. He is a registered license holder to carry out Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong). We believe that Mr. Wu’s knowledge of complex, cross-border financial matters is highly relevant to our business and qualifies him to serve as an independent member of the board.

Mr. Wu demonstrates extensive knowledge of complex, cross-border financial matters highly relevant to our business, making him well-qualified to serve as an independent member of the board. Mr. Wu serves on our Audit Committee and Compensation Committee.

Wong Shui Yeung (Frankie). Mr. Wong has served as a member of our Board of Directors since January of 2022. Mr. Wong is a practicing member and fellow of Hong Kong Institute of Certified Public Accountants. He holds a bachelor’s degree in business administration. He has over 25 years’ experience in accounting, auditing, corporate finance, corporate investment and development, and company secretarial practice. Mr. Wong has served as a director of Alset Inc. and DSS Inc. since November 2021 and July 2022 respectively, the shares of which are listed on NASDAQ, Value Exchange International, Inc. since April 2022, the shares of which are listed on the OTCQB. He has served as an independent non-executive director of Alset International Limited since June 2017, the shares of which are listed on the Catalist Board of the Singapore Stock Exchange and First Credit Finance Group Limited since February 2024, the shares of which are listed on the GEM Board of The Stock Exchange of Hong Kong Limited. . Mr. Wong was an Independent Non-Executive Director of SMI Holdings Group Limited from April 2017 to December 2020 and SMI Culture & Travel Group Holdings Limited from December 2019 to November 2020, the shares of which were listed on the Main Board of The Stock Exchange of Hong Kong Limited.

Mr. Wong’s knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, qualify him to serve as an independent member of the board. Mr. Wong serves on our Audit Committee and Compensation Committee.

4

Executive Officers

The following table sets forth certain information regarding our executive officers and key employees who are not also directors.

Name	Age	Position(s) with HWH International Inc.
John “J.T.” Thatch	62	Chief Executive Officer
Danny Lim	32	Chief Operating Officer
Rongguo Wei	53	Chief Financial Officer

John “JT” Thatch. Mr. Thatch has served as HWH’s Chief Executive Officer since January 9, 2024. Mr. Thatch has also served as a director of DSS, Inc., a NYSE traded company, from May 2019 to October 2023, during which time he was their Lead Independent Director. Mr. Thatch is an accomplished, energetic, entrepreneur-minded executive who has the vision and knowledge to create growth and shareholder value any organization. Mr. Thatch has successfully started, owned and operated several sized businesses in various industries, including service, retail, wholesale, on-line learning, finance, real estate management and technology companies. Since March 2018, Mr. Thatch has served as the President, Chief Executive Officer and Vice Chairman of Sharing Services Global Corporation, a publicly traded holding company focused in the direct selling and marketing industry. He is a minority member of Superior Wine & Spirits, a Florida-based wholesale company since February of 2016. Mr. Thatch served as Chief Executive Officer of Universal Education Strategies, Inc. from January 2009 to January 2016, an organization involved in the development and sales of educational products and services. From 2000 to 2005, he was the Chief Executive Officer of Onscreen Technologies, Inc., currently listed on NASDAQ as Orbital Energy Group “OEG”, once a global leader in the development of cutting-edge thermal management technologies for integrated LED technologies, circuits, superconductors and solar energy solutions. Mr. Thatch was responsible for all aspects of the company including board and stockholder communications, public reporting and compliance with Sarbanes-Oxley, structuring and managing the firm’s financial operations, and expansion initiatives for all corporate products and services. Mr. Thatch’s public company financial and management experience in the strategic growth and development of various companies qualify him to serve as Chief Executive Officer of HWH.

Rongguo (Ronald) Wei. Mr. Wei has served as our Chief Financial Officer since October of 2021. Mr. Wei is a finance professional with more than 15 years of experience working in public and private corporations in the United States. As the Co-Chief Financial Officer of Alset Inc., the majority shareholder of Alset International Limited, HWH’s owner, and Chief Financial Officer of SeD Development Management LLC, Mr. Wei is responsible for oversight of all finance, accounting, reporting and taxation activities for those companies. Prior to joining SeD Development Management LLC in August 2016, Mr. Wei worked for several different U.S. multinational and private companies including serving as Controller at American Silk Mill, LLC, a textile manufacturing and distribution company, from August 2014 to July 2016, serving as a Senior Financial Analyst at Air Products & Chemicals, Inc., a manufacturing company, from January 2013 to June 2014, and serving as a Financial/Accounting Analyst at First Quality Enterprise, Inc., a personal products company, from 2011 to 2012. Mr. Wei served as a member of the Board Directors of Amarantus Bioscience Holdings, Inc., a biotech company, from February to May 2017, and has served as Chief Financial Officer of that company from February 2017 until November 2017. Before Mr. Wei came to the United States, he worked as an equity analyst at Hong Yuan Securities, an investment bank in Beijing, China, concentrating on industrial and public company research and analysis. Mr. Wei is a certified public accountant and received his Master of Business Administration from the University of Maryland and a Master of Business Taxation from the University of Minnesota. Mr. Wei also holds a Master in Business degree from Tsinghua University and a Bachelor’s degree from Beihang University.

Lim Sheng Hon Danny. Mr. Lim was appointed Chief Operating Officer of HWH International Inc. in February of 2024 and also serves as Chief Strategy Officer of the Company. Mr. Lim has also served as a director of Alset Inc. (NASDAQ: AEI) since October 2022, and has served as Senior Vice President, Business Development and as Executive Director of Alset Inc.’s subsidiary, Alset International Limited (SGX:40V), a publicly traded company on the Singapore Stock Exchange, since 2020. Mr. Lim has over 7 years of experience in business development, merger & acquisitions, corporate restructuring and strategic planning and execution. Mr. Lim graduated from Singapore Nanyang Technological University with a Bachelor’ Degree with Honors in Business, specializing in Banking and Finance.

5

Director Compensation

The following table sets forth the cash and non-cash compensation awarded to or earned by the members of our Board of Directors during the fiscal year ended November 30, 2023.

Name	Salary	Bonus	Total Compensation
Chan Heng Fai	$-	$-	$-
Wong Tat Keung	$-	$-	$-
William Wu	$-	$-	$-
Wong Shui Yeung	$-	$-	$-

Additionally, in connection with the consummation of the Business Combination, the Company’s fiscal year end automatically changed from November 30 to December 31.

In the fiscal year ended December 31, 2023, neither the Company nor our recently acquired business paid any member of the Company’s Board of Directors or the Board of Directors of the acquired business any cash, equity or other non-equity compensation for service on the Board of the Company or its recently acquired business.

Effective as of April of 2024, each independent member of the Board of Directors of the Company shall be paid $10,000 per year, to be paid in quarterly increments. In April of 2024, each independent member of the Board was paid a one-time lump sum payment of $10,000 as compensation for services rendered during the fiscal year ended December 31, 2023.

Corporate Governance

Board Composition

Our Board of Directors currently consists of four members. Our Board of Directors has undertaken a review of the independence of our directors and has determined that all of our current directors, except Mr. Chan Heng Fai are independent within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each director shall be elected to the Board of Directors to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified.

Board Leadership Structure and Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors periodically consults with management regarding the Company’s risks.

Our Board of Directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through the Audit Committee of our Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks.

6

Board Committees

Our Board of Directors has an Audit Committee and a Compensation Committee. Each of these committees is currently composed of Mr. Wong Tat Keung, Mr. Wong Shui Yeung and Mr. William Wu.

Our Audit Committee and Compensation Committee will each comply with the listing requirements of the Nasdaq Marketplace Rules. At least one member of the Audit Committee will be an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, and each member will be “independent” as that term is defined in Rule 5605(a) of the Nasdaq Marketplace Rules. Our Board of Directors has determined that each of Wong Tat Keung, Wong Shui Yeung, and William Wu is independent.

Audit Committee

Our Audit Committee was established in at the time of our initial public offering in February of 2022 and met two times during the fiscal year ended November 30, 2023. The primary purpose of our Audit Committee is to assist the Board of Directors in the oversight of the integrity of our accounting and financial reporting process, the audits of our consolidated financial statements, and our compliance with legal and regulatory requirements. The functions of our Audit Committee include, among other things:

●	hiring the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and monitoring its independence and performance;

●	reviewing and approving the planned scope of the annual audit and the results of the annual audit;

●	pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

●	reviewing the significant accounting and reporting principles to understand their impact on our consolidated financial statements;

●	reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

●	reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

●	periodically reviewing and discussing with management the effectiveness and adequacy of our system of internal controls;

●	in consultation with management and the independent auditors, reviewing the integrity of our financial reporting process and adequacy of disclosure controls;

●	reviewing potential conflicts of interest under and violations of our code of conduct;

●	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

●	reviewing and approving related-party transactions; and

●	reviewing and evaluating, at least annually, our Audit Committee’s charter.

7

With respect to reviewing and approving related-party transactions, our Audit Committee reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, as a smaller reporting company, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and Board of Directors membership. Our Audit Committee could approve a related-party transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to this Committee or the full Board of Directors any potential conflict of interest, or personal interest in a transaction that our Board of Directors is considering. Our executive officers are required to disclose any related-party transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related-party transactions and their service as an officer or director of other entities. Any director involved in a related-party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must qualify as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and have financial sophistication in accordance with the Nasdaq Stock Market listing rules. Our Board of Directors has determined that Mr. Wong Tat Keung qualifies as an Audit Committee financial expert.

Both our independent registered public accounting firm and management periodically will meet privately with our Audit Committee.

Compensation Committee

Our Compensation Committee was established at the time of our initial public offering in February of 2022 but did not meet during the fiscal year ended November 30, 2023. Prior to the establishment of the Compensation Committee, the functions of such committee were administered by the entire Board of Directors. The primary purpose of our Compensation Committee is to assist our Board of Directors in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this Committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

●	designing and implementing competitive compensation, retention and severance policies to attract and retain key personnel;

●	reviewing and formulating policy and determining the compensation of our Chief Executive Officer, our other executive officers and employees;

●	reviewing and recommending to our Board of Directors the compensation of our non-employee directors;

●	reviewing and evaluating our compensation risk policies and procedures;

●	administering our equity incentive plans and granting equity awards to our employees, consultants and directors under these plans;

●	administering our performance bonus plans and granting bonus opportunities to our employees, consultants and non-employee directors under these plans;

●	if required from time to time, preparing the analysis or reports on executive officer compensation required to be included in our annual proxy statement;

●	engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and

●	reviewing and evaluating, at least annually, our Compensation Committee’s charter.

The Compensation Committee retains sole authority to hire any compensation consultant, approve such consultant’s compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.

The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives, and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended November 30, 2023 through our new fiscal year December 31, 2023 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

8

Code of Conduct for Employees, Executive Officers and Directors

We have adopted a code of conduct applicable to all of our employees, executive officers and directors.

The Audit Committee of our Board of Directors is responsible for overseeing the code of conduct and must approve any waivers of the code of conduct for employees, executive officers or directors.

Meetings of the Board of Directors

The Board of Directors held two meetings during the fiscal year ended November 30, 2023. During the fiscal year ended November 30, 2023, each director attended all of the meetings of the Board of Directors and the committees on which such director served.

Directors are encouraged, but not required, to attend the annual meeting of stockholders.

Director Nomination Process

The process followed by Board of Directors to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board of Directors.

In determining whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, our Board of Directors considers the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Board of Directors considers the value of diversity when recommending candidates. The Board views diversity broadly to include diversity of experience, skills and viewpoint. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors believe that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Stockholders may recommend individuals to our Board for consideration as potential director candidates. The Board will evaluate stockholder-recommended candidates by following the same process and applying the same criteria as it follows for candidates submitted by others.

Stockholders may directly nominate a person for election to our Board of Directors by complying with the procedures set forth in Section 3.2 of our bylaws, and with the rules and regulations of the SEC. Under our bylaws, for business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary not later than ninety (90) calendar days prior to the date such annual meeting is to be held. If the current year’s meeting is called for a date that is not within thirty (30) days of the anniversary of the previous year’s annual meeting, notice must be received not later than ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a) The name and address of the proposing stockholder, and the classes and number of shares of the Corporation held by the proposing stockholder.

(b) If the notice is in regard to a nomination of a candidate for election as director: (a) the name, age, and business and residence address of the candidate; (b) the principal occupation or employment of the candidate; and (c) the class and number of shares of the Company beneficially owned by the candidate.

Board Diversity

The Board of Directors does not have a formal policy regarding board diversity for our board of directors as a whole nor for each individual member. The Board of Directors does consider such factors as gender, race, ethnicity, experience and area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the board of directors.

As required by the Nasdaq Rules that were approved by the SEC in August 2021, the Company is providing information about the gender and demographic diversity of its directors in the format required by Nasdaq Rules. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown under “did not disclose demographic background” or “did not disclose gender” below.

Board Diversity Matrix (as of November 4, 2024)

Board Diversity Matrix for HWH International Inc. As of November 4, 2024
Total Number of Directors: 4
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		4
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Stockholder Communications with the Board of Directors

You can contact our Board of Directors to provide comments, to report concerns, or to ask a question, at the following address:

HWH International Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

Communications are distributed to our Board of Directors, or to any individual directors, as appropriate, depending on the facts and circumstances outlined in the communication.

9

PROPOSAL TWO

RATIFICATION OF THE SELECTION OF GRASSI & CO., CPAS, P.C. AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2024

Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected Grassi & Co., CPAs, P.C. to audit our consolidated financial statements for the fiscal year ending December 31, 2024.

Although stockholder approval of the selection of Grassi & Co., CPAs, P.C.is not required by law, our Board of Directors and the Audit Committee believe it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of Grassi & Co., CPAs, P.C. Additionally, we are considering various actions to reduce our operating expenses. Even if this proposal is approved, the Audit Committee may reconsider its selection of Grassi & Co., CPAs, P.C. as part of our expense reduction efforts.

During the two most recent fiscal years and through April 23, 2024, the date on which the Company engaged Grassi & Co., CPAs, the Company has not consulted with Grassi & Co., CPAs, P.C. regarding either:

1. The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Grassi & Co., CPAs, P.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

We expect representatives of Grassi & Co., CPAs, P.C. to attend the annual meeting, to be available to respond to appropriate questions from stockholders, and to have the opportunity to make a statement if so desired.

On April 23, 2024, the Board of Directors dismissed MaloneBailey, LLP as its independent registered accountant at the recommendation of the Audit Committee. MaloneBailey’s audit reports on the Company’s financial statements for the fiscal year ended November 30, 2023, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended November 30, 2023, and during the subsequent interim period preceding the date of dismissal, there were (i) no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested MaloneBailey to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. The Company filed this letter with the SEC and accepted the dismissal while neither agreeing nor disagreeing with the decision by the Company.

Fees of Independent Registered Public Accounting Firm

The following table indicates the fees paid by us to MaloneBailey, LLP for services performed for HWH International Inc. (previously Alset Capital Acquisition Corp.), before the merger in January 2024, for the years ended November 30, 2023, and November 30, 2022:

	Year Ended November 30, 2023	Year Ended November 30, 2022

Audit Fees	$47,500	$47,443
Audit-Related Fees	$0	$0
Tax Fees	$0	$27,400
All Other Fees	$75,000	$0
Total	$122,500	$74,843

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Audit Fees. This category includes the aggregate fees billed for professional services rendered by the independent auditors during the years ended November 30, 2023, and November 30, 2022, for the audit of our financial statements and review of our Form 10-Qs.

Tax Fees. This category includes the aggregate fees billed for tax services rendered in the preparation of our federal and state income tax returns.

All Other Fees. This category includes the aggregate fees billed for all other services, exclusive of the fees disclosed above, rendered during the year ended November 30, 2023, and November 30, 2022.

The following table indicates the fees paid by us to Grassi & Co., CPAs, P.C. for services performed for the company merged into HWH International Inc. in January 2024, for the years ended December 31, 2023, and December 31, 2022:

	Year Ended December 31, 2023	Year Ended December 31, 2022

Audit Fees	$193,170	$148,988
Audit-Related Fees	$50,861	$51,375
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$244,031	$200,363

Audit Fees. This category includes the aggregate fees billed for professional services rendered by the independent auditors during the years ended December 31, 2023, and December 31, 2022, for the audit of our annual financial statements and review of our interim financial statements.

Audit-Related Fees. This category includes the aggregate fees billed for professional services rendered by the independent auditors during the years ended December 31, 2023 and December 31, 2022 for services performed in relation to Form S-4.

Tax Fees. This category includes the aggregate fees billed for tax services rendered in the preparation of our federal and state income tax returns.

All Other Fees. This category includes the aggregate fees billed for all other services, exclusive of the fees disclosed above, rendered during the year ended December 31, 2023, and December 31, 2022.

Pre-Approval Policies and Procedures

Our Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee’s approval procedures include the review and approval of engagement letters from our independent registered public accounting firm that document the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

All audit services and all non-audit services in fiscal year ended November 30, 2023, were pre-approved by our Audit Committee. Our Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF GRASSI & CO., CPAS, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

11

PROPOSAL THREE

APPROVAL OF AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO TAKE ACTION BY MAJORITY WRITTEN CONSENT

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to approve a corresponding amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), in substantially the form attached to this proxy statement as Appendix A, to amend the Amended and Restated Certificate of Incorporation to allow the stockholders of the Company to take action by written consent where required or permitted, subject to the Board’s authority to abandon such amendment.

Background and Reasons for the Written Consent Proposal

Our Board of Directors believes that amending the Company’s Amended and Restated Certificate of Incorporation to allow the stockholders of the Company to take action by written consent would reduce costs imposed upon the Company in connection with undertaking special meetings of the Company’s stockholders. Seeking stockholder approval by written consent where possible, and subsequently filing an information statement with the Securities and Exchange Commission as applicable, would be in the opinion of the Board significantly less burdensome on the time of the Company’s staff and less financially strenuous for the Company than the alternative. There are significant costs associated with sending mailings and holding shareholder meetings. The Board believes that creating an opportunity to reduce the number of possible future special meetings would be beneficial to the Company.

Vote Required for Approval

Pursuant to our Amended and Restated Certificate of Incorporation and Section 242 of the Delaware General Corporation Law, approval of Proposal Three requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” THE WRITTEN CONSENT PROPOSAL.

REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended November 30, 2023 and discussed them with the Company’s management and the Company’s previous independent registered public accounting firm.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended November 30, 2023.

The Audit Committee of the Board of Directors of HWH International Inc. consists of the following individuals:

William Wu

Wong Tat Keung

Wong Shui Yeung

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our common stock as of October 15, 2024, referred to in the table below as the “Beneficial Ownership Date,” by:

●	each person who is known to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

●	each member of our Board of Directors, director nominees and each of our named executive officers individually; and

●	all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date and shares of restricted stock subject to vesting until the occurrence of certain events, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person (however, neither the stockholder nor the directors and officers listed below own any stock options or warrants to purchase shares of our common stock at the present time). The percentages of beneficial ownership are based on 22,257,838 shares of common stock outstanding as of the Beneficial Ownership Date.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

12

Name and Address (1)	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares

Chan Heng Fai (2)	19,277,692	86.6%
Wong Tat Keung	0
William Wu	0
Wong Shui Yeung	0
J.T. Thatch	0
Lim Sheng Hon Danny	0
Rongguo Wei	0
All Directors and Officers (12 individuals)	19,277,692	86.6%

(1)	Except as otherwise indicated, the address of each of the persons in this table is c/o HWH International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814.

(2)	Includes (i) 2,330,155 shares and warrants convertible into 236,875 shares of the Issuer’s common stock, $0.0001 par value held by Alset Acquisition Sponsor, LLC, a majority owned subsidiary of Alset Inc.; (ii) 16,458,347 shares held by Alset International Limited, a majority owned subsidiary of Alset Inc; and (iii) 476,190 shares held by Alset Inc.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Transactions with Related Persons

Our board of directors intends to adopt a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. Related persons include any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons. Related person transactions refer to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which (i) we were or are to be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person had or will have a direct or indirect material interest. Related person transactions include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person, in each case subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.

We expect that the policy will provide that in any related person transaction, our audit committee and board of directors will consider all of the available material facts and circumstances of the transaction, including: the direct and indirect interests of the related persons; in the event the related person is a director (or immediate family member of a director or an entity with which a director is affiliated), the impact that the transaction will have on a director’s independence; the risks, costs and benefits of the transaction to us; and whether any alternative transactions or sources for comparable services or products are available. After considering all such facts and circumstances, our audit committee and board of directors will determine whether approval or ratification of the related person transaction is in our best interests. For example, if our audit committee determines that the proposed terms of a related person transaction are reasonable and at least as favorable as could have been obtained from unrelated third parties, it will recommend to our board of directors that such transaction be approved or ratified. In addition, if a related person transaction will compromise the independence of one of our directors, our audit committee may recommend that our board of directors reject the transaction if it could affect our ability to comply with securities laws and regulations or Nasdaq listing requirements.

13

Transactions and Relationships with Directors, Officers and 5% Stockholders

Amounts Due to Alset Inc.

The Company has received loans from Alset Inc (“AEI”). AEI is a Texas corporation and is the majority stockholder of Alset International Limited, which is the Company’s largest stockholder. The amount due to AEI represents short-term working capital advances to the Company for its daily operations. There is no written, executed agreement and no financial/non-financial covenants and the amount due to AEI is non-interest bearing. Since the amount due to AEI is due upon request, it is classified as a current liability. The amounts due to AEI at June 30, 2024 and December 31, 2023 are $503,659 and $202,645 respectively.

Amounts Due to Alset International Ltd.

Alset International Ltd. (“AIL”) is incorporated in Singapore and is a fellow subsidiary of the common parent company, Alset Inc. The amount due to AIL represents short-term working capital advances to the Company for its daily operations. There is no written, executed agreement and no financial/non-financial covenants and the amount due to AIL is non-interest bearing. Since the amount due to AIL is due upon request, it is classified as a current liability. The amounts due to AIL at June 30, 2024 and December 31, 2023 are $3,501,759 and $1,729,901, respectively.

Amounts Due to Alset Business Development Pte. Ltd.

Alset Business Development Pte. Ltd. (“ABD”) is incorporated in Singapore and is a fellow subsidiary of the common parent company, Alset Inc. The amount due to ABD represents amount loaned by ABD to Hapi Cafe Inc. (“HCI”) for the investment in Ketomei Pte. Ltd in March 2022. There is no written, executed agreement and no financial/non-financial covenants and the amount due to ABD is non-interest bearing. Since the amount due to ABD is due upon request, it is classified as a current liability. The amounts due to ABD at June 30, 2024 and December 31, 2023 are $179,026 and $184,507, respectively.

Amounts Due to BMI Capital Partners International Ltd.

BMI Capital Partners International Ltd. (“BMI”) is incorporated in Hong Kong and is a fellow subsidiary of the common parent company, Alset Inc. The amount due to BMI represents short-term working capital advances to the Company for its daily operation. There is no written, executed agreement and no financial/non-financial covenants and the amount due to BMI is non-interest bearing. Since the amount due to BMI is due upon request, it is classified as a current liability. The amounts due to BMI at June 30, 2024 and December 31, 2023 are $2,925 and $1,442, respectively.

General and Administrative Services

Commencing on the date the Company’s Units were first listed on the Nasdaq, the Company agreed to pay to Alset Management Group Inc. a total of $10,000 per month for office space, utilities and secretarial and administrative support for up to 24 months. Upon completion of the initial business combination, the Company ceased paying these monthly fees. During the three months ended June 30, 2024 and 2023, the Company recorded a charge of $0 and $30,000, respectively, to the statement of operations pursuant to the agreement.

Working Capital Loans

In order to finance transaction costs in connection with a Business Combination, the Company agreed that the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors would be allowed, but were not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes could be converted upon completion of a Business Combination into units at a price of $10.00 per unit. Such units would be identical to the Private Placement Units. In the event that a Business Combination did not close, the Company was permitted to use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Business Combination has closed, and there are no amounts outstanding under these Working Capital Loans. No amounts were converted into these units at the business combination.

Extension Loan

On May 1, 2023, the Company amended the Investment Management Trust Agreement (the “Trust Agreement”) with Wilmington Trust, National Association, a national banking association, which was entered into on January 31, 2022, and on May 2, 2023, the Company filed an Amendment to the Amended and Restated Certificate of Incorporation. The Trust Agreement and Amended and Restated Certificate of Incorporation were amended, in part, so that the Company’s ability to complete a business combination would be extended in additional increments of one month up to a total of twenty-one (21) additional months from the closing date of the offering, subject to the payment into the trust account by the Company of one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation. The Sponsor funded the first 30-day extension payment on May 3, 2023. The Sponsor also made subsequent extension payments on June 5, 2023 and July 6, 2023 of $68,928 and $69,158, respectively. The Sponsor is entitled to the repayment of these extension payments, without interest. When the Company completed its initial business combination, it could, at the option of the Sponsor, repay the extension payments out of the proceeds of the Trust Account released to it or issue securities of the Company in lieu of repayment. As of June 30, 2024, there was $0 outstanding under the extension loan.

Credit Facility Agreement

On April 24, 2024, the Company entered into a Credit Facility Agreement (the “Agreement”) with Alset Inc., pursuant to which Alset Inc. has provided the Company a line of credit facility (the “Credit Facility”) which provides a maximum, aggregate credit line of up to $1,000,000.

Pursuant to the Agreement, the Company may request an advance on the Credit Facility. Each advance shall bear a simple interest rate of three percent (3%) per annum. Each advance and all accrued but unpaid interest shall be due and payable at the first (1st) anniversary of the effective date of the Agreement. HWH may at any time during the term of the Agreement prepay a portion or all amounts of its indebtedness without penalty. Each advance shall not be secured by a lien or other encumbrance on any HWH assets, but shall be solely a general unsecured debt obligation of HWH.

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Letter of Financial Support

The Company has obtained a letter of financial support from Alset International Limited and Alset Inc., a direct and indirect owner of the Company, respectively. Alset International Limited and Alset Inc. committed to provide any additional funding required by the Company and would not demand repayment through twelve months from the issuance of our Form 10-Q filed on May 15, 2024.

Ketomei Transactions

On June 10, 2021, Hapi Café Inc. (“HCI”) signed a convertible loan agreement with Ketomei Pte. Ltd. (“Ketomei”), pursuant to which HCI has agreed to grant Ketomei a loan of an aggregate principal amount of $75,525 (SG$100,000). On March 21, 2022, HCI signed a legally binding term sheet with Ketomei, and HCI has agreed to invest in Ketomei $258,186 (SG$350,000) for 28% interest in Ketomei. The investment was partially paid by the $75,525 (SG$100,000) loan borrowed to Ketomei and the accrued interest of $6,022 (SG$6,433). The balance of $183,311 (SG$243,567) was paid in cash.

On July 28, 2022 HCI entered into binding term sheet with Ketomei and Tong Leok Siong Constant, pursuant to which HCI lent Ketomei $43,254 (SG$60,000). This loan had a 0% interest rate for the first 60 days and an interest rate of 8% per annum afterwards.

On August 4, 2022, the same parties entered into another binding term sheet (the “Second Term Sheet”) pursuant to which HCI agreed to lend Ketomei up to $260,600 (SG$360,000) pursuant to a convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 8%. As of August 31, 2023, the $263,766 (SG$360,000) loan was paid by the $214,903 (SG$293,310) loan borrowed to Ketomei and $48,862 (SG$66,690) was paid for the expenses on behalf of Ketomei. In addition, pursuant to the Second Term Sheet, the July 28, 2022, loan was modified to include conversion rights. The Parties agree that the conversion rate will be at approximately $0.022 per share.

On August 31, 2023, the same parties entered into another binding term sheet pursuant to which HCI agreed to lend Ketomei up to $36,634 (SG$50,000) pursuant to a convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. As of October 31, 2023, the $37,876 (SG$50,000) loan was paid to Ketomei.

On October 26, 2023, the same parties entered into another binding term sheet pursuant to which HCI agreed to lend Ketomei up to $37,876 (SG$50,000) pursuant to a non- convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. As of June 30, 2024, the $37,000 (SG$50,000) loan was paid by the $21,134 (SG$28,560) loan borrowed to Ketomei and $15,865 (SG$21,440) was paid for the expenses on behalf of Ketomei.

On February 20, 2024, the Company invested an additional $312,064 (SG$420,000) for an additional 38.41% ownership interest in Ketomei by converting $312,064 (SG$420,000) convertible loan. The loan was impaired at the year ended December 31, 2023, therefore, $312,064 (SG$420,000) was transferred from impairment of convertible loan to impairment of equity method investment. After this additional investment, the Company owns 55.65% of Ketomei’s outstanding shares and Ketomei is consolidated into the financial statements of HWH International Inc. beginning on February 20, 2024.

Sharing Services Global Corporation

On March 20, 2024, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Sharing Services Global Corporation (“SHRG”), pursuant to which the Company purchased from SHRG a (i) Convertible Promissory Note (the “Convertible Note”) in the amount of $250,000, convertible into 208,333,333 shares of SHRG’s common stock at the option of the Company, and (ii) certain warrants exercisable into 208,333,333 shares of SHRG’s common stock at an exercise price of $0.0012 per share, the exercise period of the warrant being five (5) years from the date of the Securities Purchase Agreement, for an aggregate purchase price of $250,000. At the time of filing, the Company has not converted any of the debt contemplated by the Convertible Note nor exercised any of the warrants.

On May 9, 2024, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Sharing Services Global Corporation (“SHRG”), pursuant to which the Company purchased from SHRG a Convertible Promissory Note (the “Convertible Note”) in the amount of $250,000, convertible into 125,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $250,000. The Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the Convertible Note. Additionally, upon signing the Convertible Note, SHRG owns the Company commitment fee of 8% of the principal amount, which will be paid either in cash or in common stock of SHRG, at the discretion of the Company.

SHRG is a related party of our Company, as our stockholders Alset Inc. and Alset International Limited, in addition to certain entities affiliated with them, are significant stockholders of SHRG, and our Chief Executive Officer and Chairman are also the Chief Executive Officer and Chairman, respectively, of SHRG.

Joint Venture

On April 25, 2024, the Company entered into a binding term sheet (the “Term Sheet”) through its subsidiary Health Wealth Happiness Pte Ltd. (“HWHPL”) outlining a joint venture with Chen Ziping, an experienced entrepreneur in the travel industry, and Heng Fai Ambrose Chan, HWH’s Executive Chairman, as a part of HWH’s strategy of building its travel business in Asia. The planned joint venture company (referred to here as the “JVC”) will be known as HapiTravel Holding Pte. Ltd. The JVC will be initially owned as follows: (a) HWHPL will hold 19% of the shares in the JVC; (b) Mr. Chan will hold 11%; and (c) the remaining 70% of the shares in the JVC are to be held by Mr. Chen.

Debt Conversion Agreements

On September 24, 2024, HWH International Inc. (the “Company”) entered into two (2) debt conversion agreements with creditors (each an “Agreement,” or collectively, the “Agreements”): (i) Alset International Limited (the Company’s majority stockholder); and (ii) Alset Inc. (which is Alset International Limited’s majority stockholder). Each Agreement converts debt owed by the Company to the respective creditor into shares of the Company’s common stock. The Agreements are substantially the same with the exception of the amount of debt to be converted under each.

Under the terms of their respective agreements, Alset Inc. shall convert $300,000.00 of the Company’s debt into 476,190 shares of the Company’s common stock, and Alset International Limited shall convert $3,501,759.00 of the Company’s debt into 5,558,347 shares of the Company’s common stock. Under the Agreements, the debt conversions shall result in the issuance of newly issued shares of the Company’s common stock. The price at which the debt conversion was fixed was set at $0.63 per share. Cumulatively, the newly issued shares contemplated by the Agreements represent 6,034,537 new shares of the Company’s common stock, constituting an increase to the total issued and outstanding shares of the Company’s common stock of 37.2% over the amount immediately preceding the effectiveness of the Agreements. The shares contemplated by the Agreements are restricted securities under the Securities Act of 1933, and shall be issued in reliance upon the safe harbor provided by Rule 506 of Regulation D.

Indemnification Agreements

We intend to enter into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our bylaws will require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

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EXECUTIVE COMPENSATION

Overview of Executive Compensation

The Compensation Committee of our Board of Directors is responsible for overseeing the compensation of all of our executive officers. In this capacity, our Compensation Committee annually reviews and approves the compensation of our chief executive officer and other executive officers, including such goals and objectives relevant to the executive officers’ compensation that the Committee, in its discretion, determines are appropriate, evaluates their performance in light of those goals and objectives, and sets their compensation based on this evaluation.

None of our executive officers has received any cash compensation for services rendered to us. We agreed to pay to our manager, Alset Management Group Inc. a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we ceased paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers or directors or any affiliate of our Sponsor, officers or directors, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors or our or their affiliates. Any such payments prior to an initial business combination were made using funds held outside the Trust Account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

Directors or members of our management team may be paid consulting or management fees, or other fees, from the Company in the future. We have not established any limit on the amount of such fees that may be paid by the Company to our directors or members of management. The directors will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

It is possible that some or all of our officers and directors may negotiate employment or consulting arrangements. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Outstanding Equity Awards at Fiscal Year-End

There were no grants of stock options through the date of this report.

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

The board of directors of the Company has not adopted a stock option plan. The Company has no plans to adopt it but may choose to do so in the future. If such a plan is adopted, this may be administered by the board or a committee appointed by the board (the “Committee”). The Committee would have the power to modify, extend or renew outstanding options and to authorize the grant of new options in substitution therefore, provided that any such action may not impair any rights under any option previously granted. The Company may develop an incentive-based stock option plan for its officers and directors.

Stock Awards Plan

The company has not adopted a Stock Awards Plan but may do so in the future. The terms of any such plan have not been determined.

16

Outstanding Equity Awards at 2023 Fiscal Year-End

No stock options or other equity awards were granted to any of our named executive officers during the year ended November 30, 2023.

OTHER MATTERS

Other Business

As of the date of this Proxy Statement, our Board of Directors knows of no business to be presented at the Annual Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

Stockholder Proposals for 2025 Annual Meeting of Stockholders

In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2025 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices not later than August 14, 2025. The proposal should be addressed to Secretary, HWH International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with Section 2.7 of our bylaws, for business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary not later than ninety (90) calendar days prior to the date such annual meeting is to be held nor earlier than the opening of business on the 120th day before the anniversary of the date of the immediately preceding annual meeting. If the current year’s meeting is called for a date that is not within thirty (30) days prior to or more than sixty (60) days following the anniversary of the previous year’s annual meeting, notice must be received not later than ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a) A brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these By Laws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting;

(b) The name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made;

(c) The class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made;

(d) A description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;

(e) Any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business; and

(f) A representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

17

Annual Report

Our 2023 Annual Report on Form 10-K is concurrently being mailed to stockholders. The Annual Report contains our consolidated financial statements and the report thereon of MaloneBailey, LLP, an independent registered public accounting firm. Stockholders may obtain an additional copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended November 30, 2023, without charge, by writing to HWH International Inc. at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814.

Householding of Annual Meeting Materials

Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and any other Company forms or notices may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement or other notices or forms for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to our Secretary at HWH International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD, 20814, we will promptly provide separate copies of our Annual Report on Form 10-K and/or this Proxy Statement. Stockholders sharing an address who are receiving multiple copies of this Proxy Statement and/or Annual Report on Form 10-K and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Chan Heng Fai
Chan Heng Fai
Chairman of the Board

Dated: November 4, 2024

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

18

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

TO PERMIT SHAREHOLDER ACTION BY WRITTEN CONSENT

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

HWH INTERNATIONAL INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware (the “DGCL”)

HWH International Inc., a corporation organized and existing under and by virtue of the DGCL, does hereby certify as follows:

FIRST: That the Amended and Restated Certificate of Incorporation of the corporation is hereby amended by replacing Section 7.3 of Article VII with the following:

“Section 7.3 Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation may be effected by written consent of the stockholders of the Corporation holding at least a majority of the outstanding voting stock of the Corporation.”

SECOND: That the foregoing amendment was duly adopted in accordance with Section 242 of the DGCL.

B-1

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date:	HWH INTERNATIONAL INC.

	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Chief Financial Officer

B-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 11, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HWH2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 11, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V58770-P19731 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HWH INTERNATIONAL INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Chan Heng Fai
02) Wong Tat Keung
03) William Wu
04) Wong Shui Yeung

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V58771-P19731

HWH INTERNATIONAL INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS
December 12, 2024

The undersigned hereby appoints Rongguo Wei as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of HWH International Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Time on December 12, 2024, virtually at www.virtualshareholdermeeting.com/HWH2024, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE